LUCILLE FARMS, INC.
   150 River Road P.O. Box 517
       Montville, NJ 07045

      _____________________


       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS, NOVEMBER 16, 2000
      _____________________

TO THE STOCKHOLDERS OF LUCILLE FARMS, INC:

     Notice is hereby given that the Annual Meeting of Stockholders of Lucille Farms, Inc (the "Company") will be held at the Embassy Suites Hotel, 909 Parsippany Blvd., Parsippany, New Jersey 07405, on November 16, 2000 at 10:30 a.m., Eastern Standard Time, for the following purposes:

1. To elect a Board of Directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified;

2.    To ratify the selection by the Board of Directors of Citrin
Cooperman & Company, LLP to serve as independent auditors for the fiscal year ending March 31, 2001, and

3. To transact such other business as may properly be presented for action at the meeting or any adjournment thereof.

       The Board of Directors has fixed the close of business on October 16, 2000 as the record date for the determination of stockholders entitled to notice of, and to vote at, this meeting or any adjournment thereof.

       Holders of a majority of the outstanding shares must be present in person or by proxy in order for the meeting to be held. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE REQUESTED TO MARK, SIGN AND DATE THE ENCLOSED PROXY FORM AND RETURN IT IN THE ACCOMPYING ENVELOPE. The giving of such proxy will not affect your right to revoke such proxy before it is exercised or to vote in person should you later decide to attend the meeting.

       All stockholders are cordially invited to attend the meeting.


                             By order of the Board of Directors




                             Stephen M. Katz, Secretary
October 20, 2000

           IT IS IMPORTANT THAT THE ENCLOSED PROXY FORM BE
                  COMPLETED AND RETURNED PROMPTLY.

LUCILLE FARMS, INC.
   150 River Road P.O. Box 517
        Montville, NJ 07045

      _____________________

                            PROXY STATMENT

      ANNUAL MEETING OF STOCKHOLDERS TO BE HELD NOVMEMBER 16, 2000

                          _________________

SOLICITATION OF PROXIES

      This proxy statement is furnished in connection with the solicitation by the Board of Directors of Lucille Farms, Inc., a Delaware corporation (the "Company"), of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on November 16, 2000 at 10:30 a.m., Eastern Standard Time, at the Embassy Suites Hotel, 909 Parsippany Blvd., Parsippany, New Jersey 07045 and any adjournments thereof.

       A form of proxy is enclosed for use at the meeting. The proxy may be revoked by a stockholder at any time before it is voted by execution of a proxy bearing a later date or by written notice to the Secretary before the meeting, and any stockholder present at the meeting may revoke his proxy thereat and vote in person if he so desires. When such proxy is properly executed and returned, the shares it represents will be voted at the meeting in accordance with any instructions noted thereon. If no direction is indicated, all shares represented by valid proxies received pursuant to this solicitation (and not revoked prior to exercise) will be voted by the person named in the form of proxy FOR the election of the nominees for directors named herein, FOR the ratification of the appointment of Citrin Cooperman & Company, LLP as the Company's independent auditors for the year ended March 31, 2001 and as recommended by the Board of Directors with regard to all other matters, or if no such recommendation is given, in the discretion of the named proxy.

        The cost of soliciting proxies on behalf of the Board of Directors will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by directors, officers or regular employees of the Company (who will receive no extra compensation for these services) in person or by telephone or telefax. The Company will also request brokerage houses, custodians, fiduciaries and nominees to forward these proxy materials to the beneficial owners of the Company's common stock and will reimburse such holders for their reasonable expenses in connection therewith. The approximate date of mailing of this proxy statement is October 20, 2000.

        Only stockholders of record at the close of business on October 16, 2000, will be entitled to notice of, and to vote at, the Annual Meeting. At the close of business on such record date, 2,971,342 shares of Common Stock were issued and outstanding. Each share entitles the holder thereof to one vote. The holders of a majority of the shares of common stock outstanding on the record date and entitled to voted at the meeting, present in person, or by proxy, will constitute a quorum for the transaction of business at the meeting.

       All votes will be tabulated by the Inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.






                 NOMINATION AND ELECTION OF DIRECTORS

        Five persons, all of whom are members of the present Board of Directors, are nominees for election to hold office until the next annual meeting and until their respective successors are elected and qualified. Unless authority to vote for the election of directors shall have been withheld, it is intended that proxies in the accompanying form will be voted at the meeting for the election of the five nominees named below. It is expected all nominees will be able and willing to serve as directors. If any nominee should refuse or be unable to serve, the shares represented by the proxies will be voted for such person as shall be designed by the Board of Directors to replace any such nominee.

        The following information is submitted concerning the nominees named for election as directors based upon information received by the Company from such persons. Approval of the nominees for election to the Board requires the affirmative vote of the holders of a plurality of the outstanding shares of the outstanding shares of common stock present at the meeting in person or by proxy and entitled to vote.



















Recommendation of the Board of Directors

     The Board of Directors recommends that shareholders vote for the election to the Board of all nominees listed below.


    Nominees             Age   Office                        Director
                                                             Since


    Gennaro Falivene ..  70    Vice Chairman of the Board    1976
                               of Directors, Executive Vice
                               President-Quality Control

    Alfonso Falivene ..  58    Director, President and Chief 1976
                               Executive Officer


    Stephen M. Katz  ..  65    Director, Vice President-     1993
                               Finance and Administration,
                               Chief Financial Officer and
                               Secretary

    Howard Breslow   ... 61    Director                      1993

    Jay M. Rosengarten . 55    Director                      1998


        Mr. Gennaro Falivene is founder of the Company and has been a director of the Company since inception in 1976. He served as Vice President and Treasurer of the Company from inception until April 1993 when he was appointed Vice Chairman of the Board of Executive Vice President-Quality Control.

        Mr. Alfonso Falivene is a founder of the Company and has been a director of the Company since inception in 1976. He served as Vice President and Secretary of the Company until April 1993 when he was appointed President and Chief Executive Officer.

        Mr. Stephen M. Katz has been a director of the Company, its Vice President-Finance and Administration and Chief Financial Officer and Secretary since April 1993. Mr. Katz was a partner in the certified public accountant firm of Drogin & Katz, a position he held since 1970. Drogin & Katz was the company's accounting firm from March 1973 to March 1993. Mr. Katz is a certified public accountant licensed in New York.

       Mr. Howard Breslow has been director of the Company since April 1993. He has been a practicing attorney in New York for more than 35 years and is a member of the law firm of Breslow & Walker, LLP, New York, New York, which serves as general counsel to the Company.
Mr. Breslow currently serves as a director of Excel Technology, Inc., a publicly held company engaged in the development and sale of laser products, Cryomedical Science, Inc., a publicly held company engaged in the research, development and sale of products for use in low temperature medicine, Vikonics, Inc. a publicly held company engaged in the design and sale of computer based security systems, and FIND/SVP, Inc., a publicly held company engaged in the development and marketing of business information services.

       Mr. Jay Rosengarten was appointed to the Board of Directors effective February 1, 1998. Mr. Rosengarten, the former Board Chairman of Shopwell, Chicago is an internationally recognized consultant, author and lecturer on Consumer Marketing, Ethnic Marketing and Business Management. Mr. Rosengarten has a J.D.
from Fordham University Law School. Mr. Rosengarten is a principal in the Rosengarten Group, a management consulting firm, a position he has held from 1993 to present.



             	BOARD OF DIRECTORS AND COMMITTEES

       Gennaro Falivene is the uncle of Alfonso Falivene. No other family relationship exists between any director or executive officer of the Company.

       The Company does not currently compensate its directors for their services in such capacity.

       The Board of Directors held two meetings during the year ended March 31, 2000, which were attended by all directors except that Howard Breslow and Gennaro Falivene did not attend one meeting. The Company currently has no standing compensation or nominating committees of the Board of Directors, or committees performing similar functions. The Company has an audit committee consisting of Stephen M. Katz, Howard S. Breslow and Jay Rosengarten. The audit committee reviews the adequacy of the Company's internal controls, and meets periodically with management and the Company's independent auditors. The audit committee met once during the year ended March 31, 2000.




In connection with the preparation and filing of the Lucille Farms, Inc. Annual Report on form 10K for the year ended March 31, 2000;

   (1) The Audit committee reviewed and discussed the audited financial statements with management;


   (2) The Audit Committee discussed with the independent auditors the material required to be discussed by SAS 61 (as may be modified or supplemented);


   (3) The Audit Committee reviewed the written disclosures and the letter from the independent accountants required by the Independence Standards Board Standard No.1, as may be modified or supplemented, and discussed with the independent accountant the independent accountant's independence; and


   (4) Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the 2000 Annual Report on Form 10K.


Stephen M. Katz, CPA, one of the audit committee members, also serves as Vice President, Finance of the Company and is not independent under the NASD's listing standards. However, inasmuch as he continues to serve and the Company has a limited number of directors, it was considered in the best interest of the Company for him to remain a member of the Audit Committee at this time.


A copy of the written charter has been included as Appendix A to this proxy statement.


Audit Committee

Jay Rosengarten
Howard Breslow
Stephen M. Katz





































            BENEFICIAL OWNERSHIP OF THE COMPANYS SECURITIES

        The following table sets fourth, as of Sept. 1, 2000, certain information with respect to the beneficial ownership of the common stock of each person known by the Company to be the beneficial owner of more than five (5%) percent of the outstanding Common Stock by each director of the Company, each executive officer named in the summary Compensation Table below, and by all executive officers and directors of the Company as a group. Unless expressly indicated otherwise, each stockholder exercises sole voting and investment power with respect to the shares beneficially owned.

                         Amount and Nature
Name and Address           of Beneficial           Percent
Beneficial Owner            Ownership              of class

The Estate of              219,917                7.4%
Philip Falivene
Box 125
Swanton, Vt. 05488

Gennaro Falivene            327,417               11.0%
Box 125
Swanton, VT 05488

Alfonso Falivene (1)        464,917               15.6%
Box 517
150 River Road
Montville, NJ 07045

Stephen Katz (2)             85,750                2.9%
Box 517
150 River Road
Montville, NJ 07045


B&W Investment Associates   193,799                6.5%
c/o Howard S. Breslow
14 Parkwood Lane
Dix Hills, NY 11746

Howard S. Breslow           193,799 (3)            6.5%
14 Parkwood Lane
Dix Hills, NY 11746

Jay M. Rosengarten           25,000 (4)             .8%
Box 517
150 River Road
Montville, NJ 07045

All officers and
directors as a group(seven)1,398,050              46.7%


(1) Includes for purposes of this table 7,500 shares owned by Mr. Falivene's wife and 20,000 shares owned by one of his children.


(2)  Includes for purposes of this table 40,000 shares owned by Mr.
     Katz's wife.

(3) Represents all of the shares owned by B&W Investment Associates a partnership of which Howard S. Breslow, a director of the Company, is a partner.

(4)  Includes 25,000 shares issuable under outstanding options.


      SECTION 16 (A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


The Company is not aware of any late filings of, or failure to file, the reports required by sections 16(a)of the Securities Exchange Act of 1934, as amended.

             EXECUTIVE OFFICERS OF THE REGISTRANT

The executive officers of the Company are as follows:

Name               Age        Position and Offices with the Company


Gennaro Falivene   70         Vice Chairman of the Board of Directors,
                              Executive Vice President-Quality Control

Alfonso Falivene   58         Director, President and Chief Executive
                              Officer

Stephen M. Katz    65         Director, Vice President-Finance and
                              Administration, Chief Financial Officer
                              and Secretary

David McCarty      44         Vice President-Sales and Marketing

     Officers are appointed by and hold office at the pleasure of the Board of Directors. Set forth below is a biographical description of each executive officer of the Company who is not also a director of the Company, based on information supplied by him.

       David McCarty has been Vice President-Marketing and Sales of the Company since April 1993. From July 1991 to March 1993, Mr. McCarty was the Vice President of Braff & Company, Inc. From February 1990 to July 1991, Mr. McCarty was the New York area Manager for Good Humor, a division of Thomas J. Lipton, where he established a new distribution network, created a sales promotion program and aided in reversing a sales decline and increasing sales. From August 1986 to February
1990, Mr. McCarty was the Director of Marketing of Braff & Company Inc, From 1982 to 1986, Mr. McCarty was the Director of Marketing (1985 and
1986) and National Sales Manager (1982-1985) for Ginseng VP Corp., a "New Age" beverage corporation.



                       EXECUTIVE COMPENSATION

        The following table sets forth certain information regarding compensation paid by the Company during each of the Company's last three fiscal years to the Company's Chief Executive Officer and to each of the Company's executive officers who receive salary, bonus and other compensation payments in excess of $100,000 during the year ended March 31, 2000.

                        SUMMARY COMPENSATION TABLE

                                       Annual Compensation

                              Fiscal                 Other Annual
Name and Principal Positions  Year    Salary  Bonus  Compensation(1)

Alfonso Falivene              2000    $110,000  -    $9,000
President and Chief           1999    $110,000  -    $8,000
Executive Officer             1998    $106,000  -    $8,000

Gennaro Falivene              2000    $108,000  -    $5,000
Executive Vice                1999    $106,000  -    $4,000
President-Quality Control     1998    $106,000  -    $4,000


(1) Represents automobile allowances and/or automobile lease payments for the benefit of such employee


                             EMPLOYEE AGREEMENT

Effective April 1, 2000, there are no employee agreements in effect.

























REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     During the fiscal year ended March 31, 2000, the entire Board of Directors held primary responsibility for determining executive compensation levels. The goals of the Company's compensation program is to align compensation with business objectives and performance and to enable the Company to attract, retain and reward executive officers and other key employees who contribute to the long term success of the Company.

     The Chief Executive Officer's compensation for the fiscal year ended March 31, 2000 was determined by the Board of Directors (without the vote of Mr. Alfonso Falivene) based on the Company's performance in fiscal 1999, anticipated performance in fiscal 2000, and the level of salaries of chief executive officers in a peer group consisting of cheese manufacturers and/or food processors having sales levels comparable to the Company.

Alfonso Falivene
Gennaro Falivene
Jay Rosengarten
Howard Breslow
Stephen M. Katz






          COMPENSATION COMMITTEE INTERLOCKS AND INSIDE PARTICIPATION During the year ended March 31, 2000, Messrs. Alfonso Falivene,
Gennaro Falivene, and Stephen Katz were each officers of the Company as well as directors of the Company who participated in deliberations of the Company's Board of Directors concerning executive officer compensation.




      CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS



     At March 31, 2000, Alfonso Falivene, Gennaro Falivene and the estate of Philip Falivene each was indebted to the Company in the amount of $31,666, $31,667, and $31,667, respectively. Such indebtedness is represented by promissory notes, dated as of June 1, 1992, with the principal due on June 1, 2001. The notes bear interest at the rate of 9% per annum, which interest is payable annually.

     The Company leases a parcel of land adjacent to its facility.
This parcel is owned by three of its officers, Messrs. Alfonso Falivene, Gennaro Falivene, and the Estate of Philip Falivene. The space is used as an employee parking lot and its use was required in conjunction with the construction of the new Whey drying facility. The lease is for a ten year period. Rentals are $750.00 monthly for the first five years and $900.00 monthly for the additional five year period. Rent expense for the years ended March 31, 2000 and 1999 was $9,000 and $6,000 respectively. This lease has a purchase option to purchase at fair market value at the end of the ten year period. This lease was assigned to the bank in conjunction with the Whey Plant financing.

     The Company leases a portion of its Montville, New Jersey offices from Messrs. Alfonso Falivene, Gennaro Falivene, and the Estate of Philip Falivene the joint owners of the office condominium unit.
During the fiscal years ended March 31, 1998, 1999,and 2000, the Company paid approximately $14,000, $14,000 and $14,000, respectively, toward the rental of such offices. The Company currently pays $1,200 per month rent for such premises on a month-to-month basis. The Company also leases an additional 900 adjacent square feet for $750.00 monthly on a month-to-month basis. These premises are also owned by Messrs. Alfonso Falivene, Gennaro Falivene, and the Estate of Philip Falivene. This space is primarily used for marketing operations. Rent expense for this space was $9,000, $9,000, and $9,000, respectively, for the years ended March 31, 1998, 1999, and 2000.

      The Company has retained Jay Rosengarten as an independent sales consultant. Mr. Rosengarten has been paid $50,000 for his services.

      The Company is the owner and beneficiary of life insurance policies on the lives of Messrs. Falivene, each in the amount of $300,000. In the event of the death of any such insured, the Company has agreed (subject to tender) to utilize the proceeds of such policy to purchase shares of Common Stock from the deceased's estate at the market value of such shares on the date of death.




























           STOCK PERFORMANCE GRAPH

       The following chart compares the percentage change in the cumulative total stockholder return of the common stock during the period from March 31, 1995 through the fiscal year ended March 31, 2000 with the cumulative total return on the NASDAQ Composite Index and the Company Peer Group. The comparison assumes $100,000 was invested in the Common Stock on March 31, 1995, and in each of the stocks included in the NASDAQ Composite Index and the Company Peer Group.

(GRAPH OMMITED)









Legend

CRSP Total Returns Index For:  3/95   3/96   3/97   3/98   3/99  3/00


LUCILLE FARMS, INC.           100.0   110.3   62.1   34.5   89.7  144.8

NASDAQ Stock Market
(US Companies)                100.0  135.8   150.9  228.8  309.1  574.9

NASDAQ Stocks
(SIC 5140-5149 US Companies)
 Groceries and Related
 Products:                    100.0  125.6   184.0   339.6 308.1  256.8


Notes:

A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.

B. The indexes are reweighted daily, using market capitalization on the previous trading day.

C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.

D. The index level for all series was set to $100.0 on 03/31/1995.









           RATIFICATION OF APPOINTMENT OF AUDITORS

        The Board of Directors has selected the accounting firm of Citrin Cooperman & Company, LLP to serve as independent auditors of the Company and proposes the ratification of such decision. A representative of Citrin Cooperman& Company, LLP is expected to be present at the meeting to make a statement if he wishes to do so and to respond to appropriate stockholder questions.

       The Board of Directors recommends a vote FOR ratification of the selection of Citrin Cooperman & Company, LLP as the independent auditors for the Company for the fiscal year ending March 31, 2001.


              STOCKHOLDER PROPOSALS

         Stockholders who wish to present proposals for action at the 2001 Annual Meeting should submit their proposals in writing to the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement. Proposals must be received by the Secretary no later than June 3, 2001 in order that they be considered for inclusion in proxy statements and proxy card relating to that meeting. Stockholders who intend to present a proposal at the Company's 2001 Annual Meeting of Stockholders without inclusion of such proposal in the Company's proxy materials are required to provide notice of such proposal to the Company no later than August 18, 2001. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.


            ANNUAL REPORT TO STOCKHOLDERS

      The Annual Report to stockholders of the Company for the year ended March 31, 2000, including audited consolidated financial statements, has been mailed to the stockholders concurrently herewith, but such report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material.




















            OTHER MATTERS

       The Board of Directors of the Company does not know of any other matters that are to be presented for action at the meeting. Should any other matters come before the meeting or any adjournments thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their judgements.

       A copy of the Company's Annual Report on Form-10K, as filed with the Securities and Exchange Commission (exclusion of exhibits), will be furnished without charge to any stockholder upon written request to Stephen M. Katz, Vice President-Finance and Administration and Chief Financial Officer, 150 River Road, P.O. Box 517, Montville, NJ 07045.





                           By Order of the Board of Directors








                           Stephen M. Katz, Secretary






Montville, New Jersey
October 20, 2000


STOCKHOLDERS ARE URGED TO SPECIFY THEIR CHOICES, DATE, SIGN
AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE.  PROMPT
RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.














APPENDIX A

CHARTER OF THE AUDIT COMMITTEE OF LUCILLE FARMS, INC.


1. Membership of the Committee. The Audit Committee ("Committee") of the Board of Directors ("Board") of Lucille Farms, Inc. (the "Company") shall consist of at least three directors who are independent (as defined below). Each member of the Committee shall be able to read and understand financial statements. In addition, the Committee shall consist of at least one member who possesses past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in the member's financial sophistication. Each member shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment. Furthermore, a director will not be considered independent if he or she has:

a. been employed by the Company or its affiliates in the current or past three years;

b. accepted any compensation from the Company or its affiliates in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits, or non-discretionary compensation);

c. an immediate family member who is, or has been in the past three years, employed by the Company or its affiliates as an executive officer;

d. been a partner, controlling shareholder or an executive officer of any for-profit business to which the Company made, or from which it received, payments (other than those which arise solely from investments in the Company's securities) that exceed five percent of the organization's consolidated gross revenues for the year, or $200,000, whichever is more, in any of the past three years; or

e. been employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.


    Notwithstanding the above, one director who is not independent, a current employee of the Company, or an immediate family member of an employee of the Company, may be appointed to the Committee. The Board may appoint a non-independent director where they determine that such membership on the Committee is required by the best interests of the Company and its shareholders. Where a non-independent director has been appointed, the Board must disclose the nature of the relationship and the reasons for the appointment in the next annual proxy statement. At no time, however, may the Company have more than one non-independent director serving on the Committee.

2. Role and Independence of the Committee. The Committee shall assist the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company and perform such other duties as directed by the Board. The Committee shall maintain free and open communication. The Committee shall hold private executive sessions, at least annually, with the independent accountants, the internal auditors, and the management of the Company. In discharging its oversight role, the Committee shall investigate any matter brought to its attention by the auditors.

3. Revision of the Charter. This charter shall be reviewed and, if necessary, updated on an annual basis.

4. Accountability of Auditors. The auditors shall be accountable to the Board of Directors and the Committee as representatives of the Company's shareholders.

5. Scope of Committee's Responsibilities. The audit committee's primary responsibilities and processes shall include:

   a. Ensuring the receipt of a formal written statement from the outside auditor that delineates all relationships between the auditor and the Company, and considering such affirmation in determining if the auditor is in fact independent;

   b. Actively engaging in dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and taking appropriate action to oversee such independence;

   c. Selecting, evaluating, and, where appropriate, replacing the outside auditor after such decision has been made by the Committee and Board as representatives of the Company's shareholders.

6. Meeting Frequency. The Committee will meet annually, at a minimum, to review and reassess the adequacy of this formal written charter.

7. Implementation. All actions necessary to comply with this Committee Charter shall be implemented by June 14, 2001.
   Prior to the implementation date, however, the Committee may consist of a majority of independent directors.











Lucille Farms, Inc.
150,RIVER ROAD, PO BOX 517, MONTVILLE, NJ 07045


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned, acknowledging receipt of the proxy statement dated October 20, 2000 of Lucille Farms, Inc. hereby constitutes and appoints Alfonso Falivene and Stephen M. Katz and each or any of them, attorney, agent and proxy of the undersigned, with full power of substitution to each of them, for and in the name, place and stead of the undersigned on the books of said corporation on October 16, 2000, at the Annual Meeting of Stockholders of Lucille Farms, Inc. to be held at the Embassy Suites Hotel, 909 Parsippany Blvd., Parsippany, New Jersey 07045 on November 16, 2000, at 10:30 A.M., Eastern Standard Time, and any adjournments thereof.

     When properly executed, this proxy will be voted as designated by the undersigned. If no choice is specified, the proxy will be voted FOR the following proposals, which are set forth in the Proxy
Statement.

1.  ELECTION OF DIRECTORS

    _______  For all nominees listed below
             (except as marked to the contrary below)


    _______ Withhold Authority to vote for all nominees listed below


    Gennaro Falivene,  Alfonso Falivene,  Stephen M. Katz

            Howard S. Breslow,  Jay M. Rosengarten


    (INSTRUCTION: to withhold authority to vote for any individual nominee, strike a line through or otherwise strike nominee's name in the list above.)



2.  PROPOSAL TO RATIFY THE SELECTION OF CITRIN COOPERMAN & CO.,
    LLP AS INDEPENDENT AUDITORS FOR THE YEAR ENDING MARCH 30, 2001.


    FOR____     AGAINST____     ABSTAIN____



3. TO VOTE, IN THE DISCRETION OF THE PROXIES, ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.


Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.






    DATED: __________________,2000


    ______________________________
         Signature



   _______________________________
         Signature if held jointly


   PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE